MOTLEY FOOL MID-CAP GROWTH ETF
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2023 (Unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 94.7%
Aerospace & Defense — 6.6%
Axon Enterprise, Inc. (United States) (a)	53,269	$12,244,945

Air Freight & Logistics — 2.2%
GXO Logistics, Inc. (United States) (a)(b)	74,497	4,191,201

Automobile Components — 6.0%
Gentex Corp. (United States)	223,465	6,795,571
LCI Industries (United States) (b)	41,316	4,483,199
		11,278,770
Biotechnology — 4.0%
BioMarin Pharmaceutical, Inc. (United States) (a)	41,202	3,752,678
Ultragenyx Pharmaceutical, Inc. (United States) (a)(b)	93,616	3,636,982
		7,389,660
Building Products — 2.4%
Trex Co., Inc. (United States) (a)	64,379	4,523,913

Capital Markets — 7.0%
Morningstar, Inc. (United States)	15,226	4,314,439
MSCI, Inc. (United States)	5,558	2,894,884
StoneX Group, Inc. (United States) (a)	96,735	5,913,411
		13,122,734
Chemicals — 2.3%
Eastman Chemical Co. (United States)	51,940	4,354,130

Ground Transportation — 3.1%
RXO, Inc. (United States) (a)	273,193	5,726,125

Health Care Equipment & Supplies — 4.9%
Cooper Cos., Inc. (United States)	18,568	6,255,931
Shockwave Medical, Inc. (United States) (a)	16,541	2,887,231
		9,143,162
Health Care Providers & Services — 3.0%
HealthEquity, Inc. (United States) (a)	83,050	5,566,011

Insurance — 12.3%
Brown & Brown, Inc. (United States)	148,966	11,133,719
Goosehead Insurance, Inc., Class A (United States) (a)(b)	49,006	3,591,160
Markel Corp. (United States) (a)	5,740	8,260,376
		22,985,255
Life Sciences Tools & Services — 2.6%
Waters Corp. (United States) (a)	17,548	4,924,144

Office REITs — 1.9%
Alexandria Real Estate Equities, Inc. (United States) (b)	32,272	3,530,557

Professional Services — 9.6%
Broadridge Financial Solutions, Inc. (United States)	47,385	9,184,161
Paycom Software, Inc. (United States)	16,714	3,036,265
Paylocity Holding Corp. (United States) (a)	36,733	5,754,959
		17,975,385
Software — 10.5%
Alarm.com Holdings, Inc. (United States) (a)	101,999	5,556,906
Splunk, Inc. (United States) (a)	35,704	5,410,584
Tyler Technologies, Inc. (United States) (a)(b)	21,192	8,664,137
		19,631,627
Specialized REITs — 4.4%
SBA Communications Corp. (United States)	33,552	8,286,002

Specialty Retail — 2.3%
Tractor Supply Co. (United States) (b)	20,890	4,240,879

Trading Companies & Distributors — 9.6%
Fastenal Co. (United States)	144,132	8,643,596
Watsco, Inc. (United States) (b)	24,240	9,265,256
		17,908,852
TOTAL COMMON STOCKS (COST $101,700,897)		177,023,352

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL — 14.5%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93% (c)	27,059,946	27,059,946
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (COST $27,059,946)		27,059,946

SHORT-TERM INVESTMENTS — 4.1%
Money Market Deposit Accounts — 4.1%
U.S. Bank Money Market Deposit Account, 5.20% (c)	7,588,431	7,588,431
TOTAL MONEY MARKET DEPOSIT ACCOUNTS (COST $7,588,431)		7,588,431
TOTAL SHORT-TERM INVESTMENTS (COST $7,588,431)		7,588,431
TOTAL INVESTMENTS (COST $136,349,274) — 113.3%		211,671,729
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.3)%		(24,792,454)
TOTAL NET ASSETS — 100.0%		$186,879,275

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.”

MSCI Morgan Stanley Capital International
REIT Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. At November 30, 2023, the market value of securities on loan was $26,567,376.
(c)	The rate shown is as of November 30, 2023.

PORTFOLIO VALUATION - The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS - The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1 -	Prices are determined using quoted prices in active markets for identical securities.
Level 2 -	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of Returns the end of the date range, in valuing the Fund’s investments carried at fair value:

MOTLEY FOOL MID-CAP GROWTH ETF

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Equities
Common Stocks	$177,023,352	$177,023,352	$–	$–
Total Equity Securities	$177,023,352	$177,023,352	$–	$–
Investments Purchased with Proceeds from Securities Lending Collateral
Investments Purchased with Proceeds from Securities Lending Collateral(a)	27,059,946	–	–	–
Total Investments Purchased with Proceeds from Securities Lending Collateral	$27,059,946	$–	$–	$–

Short-Term Investments
Money Market Deposit Accounts	$7,588,431	$7,588,431	$–	$–
Total Short-Term Investments	$7,588,431	$7,588,431	$–	$–
Total Assets*	$211,671,729	$184,611,783	$–	$–

* Please refer to Portfolio of Investments for further details.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended November 30, 2023, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.